UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2007

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 15, 2007, John D. Myslenski, a named executive officer, notified Parker-Hannifin Corporation (the “Corporation”) that he has decided to retire from his position as Executive Vice President – Sales, Marketing and Operations Support of the Corporation effective April 1, 2008.

(e)

Stock Option Awards with Tandem Stock Appreciation Rights to Executive Officers

On August 15, 2007, the Human Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Corporation, pursuant to the Corporation’s 2003 Stock Incentive Plan, as amended and restated, authorized a grant of stock options with tandem stock appreciation rights (“SARs”) to each of its executive officers, including the named executive officers listed below:

Named Executive Officer	Number of Shares Underlying Stock Options with Tandem SARs
Donald E. Washkewicz	103,500
John D. Myslenski	32,300
Timothy K. Pistell	32,300
Robert P. Barker	19,800

The stock options with tandem SARs were granted using the form of grant letter attached hereto as Exhibit 10.1 which is incorporated herein by reference.

Bonus Awards Under the Corporation’s Performance Bonus Plan

On August 15, 2007, the Compensation Committee approved the following annual and long-term bonus awards pursuant to the Corporation’s Performance Bonus Plan which is incorporated herein by reference to Exhibit 10.2:

Target Bonus Awards to Named Executive Officers

A 2008 target bonus award, an annual cash incentive based on the Corporation’s free cash flow margin for fiscal year 2008, was awarded to certain executive officers, including the named executive officers listed below:

Named Executive Officer	Target Bonus Award
John D. Myslenski	$225,000
Timothy K. Pistell	$210,000
Robert P. Barker	$100,000

These target bonus awards were granted pursuant to the form of award letter attached hereto as Exhibit 10.3 which is incorporated herein by reference.

Long-Term Incentive (“LTI”) Awards to Executive Officers

A target 2008-09-10 LTI award was awarded to each of the executive officers, including the named executive officers listed below:

Named Executive Officer	Number of Target Shares Awarded
Donald E. Washkewicz	37,000
John D. Myslenski	11,200
Timothy K. Pistell	11,200
Robert B. Barker	7,000

These target LTI awards are based on the Corporation’s revenue growth, earnings per share growth and return on invested capital during the three-year performance period as compared to the results of its peers for each of the foregoing performance measures. These awards were granted pursuant to the form of award letter attached hereto as Exhibit 10.4 which is incorporated herein by reference.

Return on Net Asset (“RONA”) Bonus Awards to Certain Named Executive Officers

A RONA bonus award, an annual cash incentive based on the Corporation’s fiscal year 2008 return on net assets, to the two named executive officers listed below:

Named Executive Officer	Number of RONA Shares
John D. Myslenski	14
Timothy K. Pistell	14

These RONA awards were granted pursuant to the form of award letter attached hereto as Exhibit 10.5 which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Form of Grant Letter for Stock Options with Tandem Stock Appreciation Rights for Executive Officers.

10.2	Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit A to the Corporation’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 26, 2005 (Commission File No. 1-4982).

10.3	Form of 2008 Target Incentive Bonus Award Letter under the Parker- Hannifin Corporation Performance Bonus Plan.

10.4	Form of 2008-09-10 Long Term Incentive Award Letter under the Parker- Hannifin Corporation Performance Bonus Plan.

10.5	Form of RONA Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: August 21, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Grant Letter for Stock Options with Tandem Stock Appreciation Rights for Executive Officers.

10.2	Parker-Hannifin Corporation Performance Bonus Plan incorporated by reference to Exhibit A to the Corporation’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 26, 2005 (Commission File No. 1-4982).

10.3	Form of 2008 Target Incentive Bonus Award Letter under the Parker- Hannifin Corporation Performance Bonus Plan.

10.4	Form of 2008-09-10 Long Term Incentive Award Letter under the Parker- Hannifin Corporation Performance Bonus Plan.

10.5	Form of RONA Award Letter under the Parker-Hannifin Corporation Performance Bonus Plan.